UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 12, 2024

STITCH FIX, INC.
(Exact name of Registrant as Specified in Its Charter)

Commission file number: 001-38291

Delaware	27-5026540
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
1 Montgomery Street, Suite 1500
San Francisco, California 94104
(Address of principal executive offices and zip code)
(415) 882-7765
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A common stock, par value $0.00002 per share	SFIX	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On December 12, 2024, Stitch Fix, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) via live audio webcast at www.virtualshareholdermeeting.com/SFIX2024. At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on October 30, 2024 (the “Proxy Statement”). The following is a brief description of each matter voted upon and the number of votes cast for and against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter.

Proposal 1. Stockholders elected each of the three nominees for Class I directors to serve until the Company’s 2027 Annual Meeting of Stockholders or until her respective successor has been duly elected and qualified. The voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Katrina Lake	267,915,383	6,171,090	21,369,689
Sharon McCollam	257,404,988	16,681,485	21,369,689
Elizabeth Williams	269,331,700	4,754,773	21,369,689

Proposal 2. Stockholders approved, on a non-binding advisory basis, the frequency of the solicitation of the advisory vote on the compensation of the Company’s named executive officers. The voting results were as follows:

One Year	Two Years	Three Years	Abstentions
272,531,337	60,466	1,432,922	61,748

Based on these voting results, and the recommendation of the Board of Directors of the Company included in the Proxy Statement, the Company has determined to hold a non-binding stockholder advisory vote on named executive officer compensation every one year until the next required vote on the frequency of advisory votes on named executive officer compensation.

Proposal 3. Stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
270,733,778	3,228,317	124,378	21,369,689

Proposal 4. Stockholders ratified the selection by the Audit Committee of the Board of Directors of the Company of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 2, 2025. The voting results were as follows:

Votes For	Votes Against	Abstentions
294,780,276	319,129	356,757

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stitch Fix, Inc.

Dated: December 17, 2024	By:	/s/ Casey O’Connor
Casey O’Connor
Chief Legal Officer